MERCURY LOW DURATION FUND

    Supplement dated December 30, 2002 to Prospectus dated October 25, 2002

     The Board of Trustees of Mercury Funds II has approved an Agreement and Plan of Reorganization that provides for Merrill Lynch Low Duration Fund ("ML Low Duration") to acquire substantially all of the assets of Mercury Low Duration Fund (the "Fund") and to assume substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of ML Low Duration (the "Reorganization"). The Fund and ML Low Duration invest all of their assets in the Low Duration Master Portfolio of Fund Asset Management Master Trust (the "Low Duration Portfolio"). The investment objectives and policies of the Fund, ML Low Duration, and the Low Duration Portfolio are identical. If the Reorganization takes place, Fund shareholders will be entitled to receive the same or equivalent class of shares of ML Low Duration as such shareholder held in the Fund immediately prior to the Reorganization.

     Completion of the Reorganization requires, among other things, the approval of the Fund's shareholders. A special meeting of the Fund's shareholders will be called to consider the Reorganization. If all of the required approvals are obtained, it is expected that the Reorganization will take place during the first or second calendar quarter of 2003. If the Reorganization takes place, the Fund will be terminated as a series of Mercury Funds II in accordance with the Declaration of Trust of Mercury Funds II and the laws of the Commonwealth of Massachusetts.





MHW-P-1070-1002ALL